UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Gateway Drive; Suite 150

Irving, TX 75063

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.Entry into a Material Definitive Agreement.

Third and Fourth Supplements to Exclusive License and Supply Agreement

On December 24, 2009, Reata Pharmaceuticals, Inc. (the “Company”) previously entered into the Exclusive License and Supply Agreement (the “Original License Agreement”) by and between the Company and Kyowa Hakko Kirin Co., Ltd. (“KHK”) under which the Company provided KHK the right to develop and commercialize bardoxolone methyl for renal, metabolic, and cardiovascular indications in Japan, China (including Hong Kong and Macao), South Korea, Taiwan, Thailand, Singapore, Philippines, Malaysia, Indonesia, Brunei, Vietnam, Laos, Myanmar, and Cambodia.

On December 7, 2017, the Company entered into the Third Supplement to Exclusive License and Supply Agreement (the “Third Supplement”), by and between the Company and KHK. The Third Supplement allows the Company to begin a portion of a Phase 3 clinical study of RTA 402 (which is a licensed compound) in the field of Alport syndrome in the country of Japan.

On December 7, 2017, the Company entered into the Fourth Supplement to Exclusive License and Supply Agreement (the “Fourth Supplement”), by and between the Company and KHK. The Fourth Supplement further amends the original agreement between the Company and KHK by revising various pricing terms and payments between the parties.

The foregoing descriptions of the Original License Agreement, the Third Supplement and the Fourth Supplement are qualified in their entirety by reference to the full text of the Original License, Agreement, the Third Supplement and the Fourth Supplement, as applicable. The Original License Agreement is attached as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Third Supplement and the Fourth Supplement are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1*	Third Supplement to Exclusive License and Supply Agreement, dated as of December 6, 2017, between Reata Pharmaceuticals, Inc. and Kyowa Hakko Kirin Co., Ltd.
10.2*	Fourth Supplement to Exclusive License and Supply Agreement, dated as of December 6, 2017, between Reata Pharmaceuticals, Inc. and Kyowa Hakko Kirin Co., Ltd.

* Confidential information has been omitted from this Exhibit and has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2of the Securities and Exchange Commission Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: December 7, 2017	By:	/s/ J. Warren Huff
J. Warren Huff
Chief Executive Officer

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